SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                August 20, 2002
          -----------------------------------------------------------
                                (Date of Report)

                                  GENUS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           California                000-17139             94-2790804
   -----------------------------    -----------       -------------------
   (State or other jurisdiction     (Commission         (IRS Employer
         of incorporation)          File Number)      Identification No.)


1139  Karlstad  Drive
Sunnyvale, CA                                                      94089
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:           (408) 747-7120
                                                            ------------------

                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item  5.  Other  Events

     On August 14, 2002, the Registrant completed a $7.8 million private placement of subordinated convertible notes and warrants. In connection with the private placement, the Registrant issued notes convertible into 5,556,898 shares of common stock and warrants to purchase up to 2,778,275 additional shares of common stock. The notes and warrants are convertible into common stock at a price per share based on a premium of 105.19% over the closing bid price for the five trading days preceding the execution of the transaction documents. The Registrant has agreed to file a registration statement covering the resale of the shares underlying the notes and warrants.

     The foregoing matters are further described in the press releases issued by the Registrant on July 31, 2002 and August 15, 2002, copies of which are filed herewith as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.


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Item 7.  Financial  Statements  and  Exhibits

     (c)  Exhibits

     99.1 Press release of Genus, Inc. dated July 31, 2002.

     99.2 Press release of Genus, Inc. dated August 15, 2002.

     99.3 Form of Securities Purchase Agreement among the Company and the Purchasers signatory thereto.*

     99.4 Form of Warrant Agreement dated August 14, 2002 issued to each of the Purchasers.

     99.5 Form of Resale Registration Rights Agreement among the Company and the Purchasers signatory thereto.

     99.6 Form of 7% Convertible Subordinated Note Due 2005 dated August 14, 2002 issued to each of the Purchasers.

     99.7 Form of Subordination Agreement dated August 14, 2002 among Silicon Valley Bank, the Company, and the Purchasers signatory thereto.

     *The Company entered into the Securities Purchase Agreement with Purchasers on July 31, 2002 and August 14, 2002. Purchasers having executed the Securities Purchase Agreement on July 31, 2002 were issued Convertible Subordinated Notes and Warrants each having a conversion price of $1.42. Purchasers having executed the Securities Purchase Agreement on August 14, 2002 were issued Convertible Subordinated Notes and Warrants each having a conversion price of $1.25.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 20, 2002                           GENUS,  INC.


                                                 By: /s/ Shum Mukherjee
                                                     ---------------------------
                                                     Shum  Mukherjee
                                                     Chief  Financial  Officer


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                                INDEX TO EXHIBITS

     Exhibits

     99.1 Press release of Genus, Inc. dated July 31, 2002.

     99.2 Press release of Genus, Inc. dated August 15, 2002.

     99.3 Form of Securities Purchase Agreement among the Company and the Purchasers signatory thereto.*

     99.4 Form of Warrant Agreement dated August 14, 2002 issued to each of the Purchasers.

     99.5 Form of Resale Registration Rights Agreement among the Company and the Purchasers signatory thereto.

     99.6 Form of 7% Convertible Subordinated Note Due 2005 dated August 14, 2002 issued to each of the Purchasers.

     99.7 Form of Subordination Agreement dated August 14, 2002 among Silicon Valley Bank, the Company, and the Purchasers signatory thereto.


     *The Company entered into the Securities Purchase Agreement with Purchasers on July 31, 2002 and August 14, 2002. Purchasers having executed the Securities Purchase Agreement on July 31, 2002 were issued Convertible Subordinated Notes and Warrants each having a conversion price of $1.42. Purchasers having executed the Securities Purchase Agreement on August 14, 2002 were issued Convertible Subordinated Notes and Warrants each having a conversion price of $1.25.


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